UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

Wireless Fund

(Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

(Address of principal executive offices)

            (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon,  Ca  92130

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Wireless Fund

Annual Report

March 31, 2004

Letter To Shareholders, May 2004

Looking back over the twelve month period ended March 31, 2004, the equity markets staged a powerful rally that gave investors their first up year of the new millennium. Against the backdrop of aggressive tax cuts, strong economic growth and historically low interest rates, technology stocks led the advance. As is no doubt evident, the past three years have been exceedingly difficult for investors in the telecommunications industry - and the wireless sector in particular.  The last twelve months, however, saw wireless stocks rise nearly across the board as investors rushed to embrace the sector in anticipation of much improved underlying fundamentals.  That said, the market indices hit a trough and never looked back after the hostilities in Iraq began in mid-March of 2003. When the major fighting in Iraq abated, the economy and the markets rebounded sharply.  By the end of the second quarter, real GDP had increased at an annual rate of 3.2%.  The stock market - led by technology stocks - staged a powerful rally that quickly regained much of the ground lost in the months immediately preceding the war.  As the year progressed, the economic outlook continued to improve - most notably with real  GDP growing at an annualized rate of 8.2% in the third quarter of 2003.  This clearly  had a positive impact on the equity markets with all three major stock market indices ringing up double-digit returns.  During the final quarter of 2003, the momentum continued with stocks adding upon their already impressive year-to-date gains.  The first quarter of 2004 initially produced additional gains, and by the end of March 31, 2004, the stock markets had turned in one of their strongest performances in nearly a decade.  As always, we are focusing our efforts on wireless companies at the forefront of the wireless revolution.

I am always amazed at the incredible technologies being developed in the wireless space.  Recently, Boeing, together with Germany's Lufthansa Airlines, took wireless broadband to new heights by launching a highly-anticipated Wi-Fi service.  The service was launched during a flight from Munich to Los Angeles. The service was provided through Boeing subsidiary Connexion, which also has agreements with carriers Scandinavian Airlines System, Japan Airlines, ANA and Kingdom Holding to equip long-haul aircraft with satellite-based, high-speed wireless Internet access. Pushing the wireless envelope, many airlines are sure to follow.  In fact, Singapore Airlines, China Airlines and Korean Air have announced plans to install the technology as well.   The airline will also benefit from the technology by adding remote diagnostic capabilities that can improve internal operations.

Another area in the wireless space that is destined to explode is in the wireless network arena.  In the next few years, the number of wireless connections to network services is expected to eclipse that of wireline connections.  The emergence of new wireless data services intended to provide high-speed access to corporate computing for end-users with wireless devices is quickly becoming a standard for networking.  A newer technology called WiMax will be another alternative for high-teledensity and thickly populated suburban areas.  The emerging IEEE  802.16a WiMax standard is expected to make its commercial debut in mid-2005.  WiMax is a metropolitan-area broadband wireless technology that operates in the spectrum below 11 GHz and supports data rates up to 75M bit/sec.  Covad Communications is exploring the possibility of conducting WiMax trials late this year as a way to bridge gaps in DSL coverage.   WiMax should be able to connect users up to 30 miles away.

2004 Annual Report  1

Fund Discussion

Our investment focus continues to identify wireless companies poised to benefit from emerging trends in the wireless industry.  For the twelve month period ended March 31, 2004, Wireless Fund posted a total return of 79.04%.  For comparative purposes, both the S&P 500 Index and the Nasdaq Composite Index were up 34.99% and 49.21% respectively over the same period. Semiconductors and Related Services were the Fund's most heavily-weighted sector at the end of the period, representing 35.79% of the portfolio.  Texas Instruments (NYSE: TXN) was the largest holding in the semiconductor category at 6.36%.  Within this segment we were especially excited about our investment in Skyworks Solutions, Inc. (Nasdaq:SWKS). The company is the industry's leading wireless semiconductor company focused on radio frequency (RF) and complete cellular system solutions for mobile communications applications.

The Communications Equipment sector represented the second largest percentage of the portfolio at 24.66%.  Qualcomm (Nasdaq: QCOM) was the largest holding in this category at 5.60%.  Qualcomm is the pioneer and world leader of Code Division Multiple Access (CDMA) digital wireless technology.

Finally, at 10.18%, the Software and Programming sector represented the third largest percentage of the portfolio.  Check Point Software Technologies Ltd. (NASDAQ: CHKP), a worldwide leader in securing wireless networks was the largest holding in this category at 3.06% of the Fund.  Amdocs (NYSE: DOX), a world leading provider of billing solutions for the wireless industry was the second largest holding in this space representing 3.01% of the Fund.

Looking ahead, we remain confident that over the next several years the wireless sector will be one of the leading drivers of economic growth.  As a result, we  believe our investors will continue to be rewarded for their commitment to a long-term investment strategy. As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

Sincerely,

Jeffrey R. Provence

2004 Annual Report  2

Average annual total returns for period ended 3/31/04

3/31/04 NAV $4.10

   Since

1 Year

3 Year

         Inception (4/3/00)

Wireless Fund

79.04%

-11.51%

              -32.75%

Nasdaq**

49.21%

 3.15%

  -18.42%

Standard & Poor’s 500 Index***

34.99%

 0.63%

    -5.47%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2004 Annual Report  3

SCHEDULE OF INVESTMENTS - WIRELESS FUND

March 31, 2004

Shares/Principal Amount		Market Value	% of Assets
COMMON STOCKS
Circuit Boards
23,800	Flextronics International, Ltd.*	$ 406,742	4.41%

Communications Equipment
9,500	Catapult Communications Corp.*	169,670
12,680	Comverse Technology, Inc.*	230,015
10,500	Comtech Telecommunications Corp.*	243,600
5,000	Interdigital Communications Corp.*	87,400
24,251	Nokia Corp. ADR	491,810
7,800	QUALCOMM, Inc.	517,062
3,500	Spectralink Corp.	59,710
16,600	UTStarcom, Inc.*	477,250
		2,276,517	24.66%

Communications Services
77,500	Metro One Communications, Inc.*	179,800	1.95%

Computer Hardware
1,000	PalmOne, Inc.*	21,400	0.23%

Computer Peripheral Equipment, NEC
16,500	Cisco Systems Inc.*	388,905
8,000	EMC Corporation*	108,880
		497,785	5.39%

Electronic Components, NEC
15,000	Micronetics, Inc.*	111,600	1.21%

Electronic Instruments and Controls
11,300	Kopin Corporation*	65,314
13,000	Sanmina SCI Corp.*	143,520
22,300	Wireless Facilities, Inc.*	245,523
		454,357	4.92%

Prepackaged Software
13,000	Oracle Corp.*	156,000	1.69%

Radio and Television Broadcasting and Communication Equip.
22,000	Anadigics, Inc.*	136,840	1.48%

Semiconductors and Related Services
7,500	Analog Devices, Inc.	360,075
34,200	Applied Micro Circuits Corp.*	195,282
40,000	Atmel Corp.*	260,000
6,000	Broadcom Corp. Class A*	234,060
10,400	Intel Corp.	282,880
10,300	Intersil Corp. Class A	229,690
13,600	PMC Sierra, Inc. *	230,792
27,700	RF Micro Devices, Inc.*	234,342
16,200	Skyworks Solutions, Inc. *	189,054
20,100	Texas Instruments, Inc.	587,322
119,000	TranSwitch Corp.*	274,890
31,000	Triquint Semiconductor, Inc.*	226,300
		3,304,687	35.79%

Software and Programming
10,000	Amdocs Limited*	277,900
19,500	BEA Systems, Inc.*	248,040
12,430	Check Point Software Tech.*	282,783
9,833	Openwave Systems, Inc.*	131,172
		939,895	10.18%

Telephone and Telegraph Apparatus
90,000	Nortel Networks Corp.*	534,600	5.79%

Total for Common Stock		9,020,223	97.70%

Cash and Equivalents
211,894	First American Treasury Obligation Fund Cl S .95% **	211,894	2.30%

	Total Investments	9,232,117	100.00%
	(Identified Cost - $11,650,099)

	Other Assets Less Liabilities	400	0.00%

	Net Assets	$ 9,232,517	100.00%

* Non-Income producing securities.

** Variable rate security; the coupon rate shown represents the rate at March 31, 2004.

The accompanying notes are an integral part of the financial statements.

2004 Annual Report  4

                                        WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2004

Assets:
Investment Securities at Market Value	$ 9,232,117
(Identified Cost - $11,650,099)
Cash	7,160
Receivables:
Dividends and Interest	8,855
Shareholder Purchases	2,501
Total Assets	9,250,633
Liabilities
Payables:
Advisory Fees	17,216
Shareholder Redemptions	900
Total Liabilities	18,116
Net Assets	$ 9,232,517
Net Assets Consist of:
Paid In Capital	34,492,963
Realized Gain (Loss) on Investments - Net	(22,842,464)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(2,417,982)
Net Assets, for 2,252,096 Shares Outstanding	$ 9,232,517
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($9,232,517/2,252,096 shares)	$ 4.10

Statement of Operations
For the year ended March 31, 2004
Investment Income:
Dividends	$ 15,925
Interest	1,026
Total Investment Income	16,951
Expenses: (Note 3)
Management Fees	160,232
Total Expenses	160,232

Net Investment Loss	(143,281)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(1,618,932)
Change In Unrealized Appreciation (Depreciation) on Investments	5,402,665
Net Realized and Unrealized Gain (Loss) on Investments	3,783,733

Net Increase (Decrease) in Net Assets from Operations	$ 3,640,452

The accompanying notes are an integral part of the financial statements.

2004 Annual Report  5

                                                     WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2003	4/1/2002
	to	To
	3/31/2004	3/31/2003
From Operations:
Net Investment Loss	$ (143,281)	$ (87,542)
Net Realized Gain (Loss) on Investments	(1,618,932)	(1,619,524)
Change In Net Unrealized Appreciation (Depreciation)	5,402,665	(2,009,751)
Increase (Decrease) in Net Assets from Operations	3,640,452	(3,716,817)
From Capital Share Transactions:
Proceeds From Sale of Shares	4,870,301	1,292,609
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(3,905,409)	(1,320,337)
Net Increase (Decrease) from Shareholder Activity	964,892	(27,728)

Net Increase (Decrease) in Net Assets	4,605,344	(3,744,545)

Net Assets at Beginning of Period	4,627,173	8,371,718
Net Assets at End of Period (Including Undistributed	$ 9,232,517	$ 4,627,173
Net Investment Income of $0 and $0, respectively)

Share Transactions:
Issued	1,212,755	475,515
Reinvested	-	-
Redeemed	(985,485)	(507,977)
Net increase (decrease) in shares	227,270	(32,462)
Shares outstanding beginning of period	2,024,826	2,057,288
Shares outstanding end of period	2,252,096	2,024,826

Financial Highlights
Selected data for a share outstanding	4/1/2003	4/1/2002	4/1/2001	4/3/2000**
throughout the period:	to	To	to	to
	3/31/2004	3/31/2003	3/31/2002	3/31/2001
Net Asset Value -
Beginning of Period	$ 2.29	$ 4.07	$ 5.92	$ 20.00
Net Investment Income/(Loss)	(0.06)	(0.04)	(0.09)	(0.23)
Net Gains or Losses on Securities
(realized and unrealized)	1.87	(1.74)	(1.76)	(13.85)
Total from Investment Operations	1.81	(1.78)	(1.85)	(14.08)
Net Asset Value -
End of Period	$ 4.10	$ 2.29	$ 4.07	$ 5.92
Total Return***	79.04%	(43.74)%	(31.25)%	(70.40)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	9,233	4,627	8,372	10,519

Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	*
Ratio of Net Investment Income/(Loss) to Average Net Assets	-1.75%	-1.67%	-1.70%	-1.60%	*
Portfolio Turnover Rate	15.74%	20.08%	50.52%	247.88%	*

* Annualized.
** Commencement of operations.
*** Total returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

The accompanying notes are an integral part of the financial statements.

2004 Annual Report  6

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND

March 31, 2004

1.)

ORGANIZATION

Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company.  The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below:

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund, under normal market conditions, invests a least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital or net realized short-term gains.  For the year ended March 31, 2004, net investment loss in the amount of $143,281 was reclassified to paid in capital.  The reclassification had no effect on net assets.

2004 Annual Report  7

Notes to the Financial Statements – continued

3.)

INVESTMENT ADVISORY AGREEMENT

Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Value Trend Capital Management also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of Value Trend.  Value Trend Capital Management pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund.  Berkshire Capital Holdings, Inc.  ("Berkshire Capital"), is the Sub-Adviser of the Fund and has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Investment Adviser.  As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser compensation at the annual rate of 0.35% of the Fund's average daily net assets from the Adviser's fee.  As a result of the above calculation, for the year ended March 31, 2004, the Adviser and sub-adviser received management fees totaling $160,232.  At March 31, 2004, the Fund owed $17,216 to the Adviser.

4.)

RELATED PARTY TRANSACTIONS

Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund.  These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2004 was $34,492,963 representing 2,252,096 shares outstanding.

6.)

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,891,518 and $1,216,015, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at March 31, 2004 was $13,835,374. The difference between book cost and tax cost consist of wash sales in the amount of $522,892 and post-October losses in the amount of $1,662,383.

At March 31, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation

(Depreciation)

Net Appreciation (Depreciation)

$1,685,381

($6,288,638)

                    ($4,603,257)

8.) LOSS CARRYFORWARDS

At March 31, 2004, the Fund had available for federal tax purposes an unused capital loss carryforward of $20,657,189, of which $14,791,824 expires in 2009, $4,289,293 expires in 2010, $1,200,315 expires in 2011, and $375,757 expires in 2012. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. For the year ended March 31, 2004, the Fund elected to defer post-October losses of $1,662,383.

9.)  DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years 2004 and 2003.

As of March 31, 2004 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)

$                         0

Undistributed long-term capital gain/ (accumulated losses)

        (20,657,189)

Unrealized appreciation/ (depreciation)

          (4,603,257)
                                                                                                                $     (25,260,446)

The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and post-October losses.

2004 Annual Report  8

Notes to the Financial Statements – continued

10.)  CHANGE IN ACCOUNTANTS

On April 2, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”), which was acquired by Cohen McCurdy (“Cohen”), resigned as independent auditors to the Fund.  McCurdy reports on the Fund’s financial statements for the fiscal years ended March 31, 2001 through March 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years.

On March 8, 2004 Cohen was selected to replace McCurdy as the Fund’s auditor for the fiscal year ended March 31, 2004.  The Fund’s selection of Cohen was recommended by the Audit Committee and was approved by the Board of Trustees.

Cohen McCurdy

            27955 Clemens Road

Certified Public Accountants

Westlake, Ohio 44145-1139

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenmccurdy.com

To The Shareholders and

Board of Trustees

Wireless Fund

                   Report of Independent Registered Public Accounting Firm

We have audited the accompanying statement of assets and liabilities of the Wireless Fund, including the schedule of portfolio investments as of March 31, 2004,  and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended March 31, 2003 and the financial highlights of the Wireless Fund for the years ended March 31, 2003, March 31, 2002, and for the period of April 3, 2000 (commencement of operations)  through March 31, 2001 were audited by McCurdy & Associates, CPA's, Inc., which was acquired by Cohen McCurdy.  McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wireless Fund as of March 31, 2004, the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 14, 2004

2004 Annual Report  9

TRUSTEES AND OFFICERS
Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.

The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee or Officer
Ross C. Provence*, (65) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	Trustee and President	Indefinite Term; Since 2000	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).	1	Blue Chip Investor Funds
Bradley J. DeHaven*, (38) 9528 Blossom Valley Rd. El Cajon, California 92021	Trustee and Vice President	Indefinite Term; Since 2000	Owner of DeHaven Enterprises (1991 to current).	1	None
Jeffrey R. Provence*, (34) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	Trustee, Secretary, and Treasurer	Indefinite Term; Since 2000	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). CEO, Premier Fund Solutions, Inc. (2001 to current).	1	Blue Chip Investor Funds, Private Asset Management Funds, Sycuan Funds

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

Name, Address, and Age	Position Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee or Officer
Thomas H. Addis III (58) 12312 A Paseo Lucido San Diego, CA 92128	Independent Trustee	Indefinite Term; Since 2000	President, Medallion Golf Management (1999 to current).	1	None
George Cossolias, CPA, (68) 9455 Ridgehaven Court, Suite 101, San Diego, California 92123	Independent Trustee	Indefinite Term; Since 2000	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	1	Blue Chip Investor Funds, Sycuan Funds

2004 Annual Report  10

Board of Trustees

Thomas H. Addis III

George Cossolias, CPA

Bradley J. DeHaven

Jeffrey R. Provence

Ross C. Provence

Investment Adviser

Value Trend Capital Management, LP

480 North Magnolia Avenue, Suite 103

El Cajon, CA 92020

Sub-Adviser

Berkshire Capital Holdings, Inc.

475 Milan Drive, Suite 103

San Jose, CA 95134

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy, Ltd.

27955 Clemens Rd.

Westlake, OH 44145

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a 1-800-590-0898; (ii) on the Fund's website at www.wireless-fund.com; and (iii) on the Commission's website at http://www.sec.gov.

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee financial expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/2004	FYE 3/31/2003
Audit Fees	$7,000	$7,000
Audit-Related Fees	$422	$0
Tax Fees	$550	$0
All Other Fees	$235	$435

Nature of Tax Fees: Preparation of tax statements.

Nature of All other Fees: 2004 - Review of Semi-Annual Report; 2003 - Consent fee.

(e)

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement basis by the audit committee.

(f)

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)

The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not-sub adviser), and any entity controlling , controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Related Fees	FYE 3/31/2004	FYE 3/31/2003
Registrant	$785	$435
Registrant’s Investment Adviser	$0	$0

(h)

Not applicable. The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.

Not applicable. Schedule filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10.  Controls and Procedures.

(a)

The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a) (1)

Any code of ethics or amendment thereto. Filed herewith.

(a) (2)

Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certificate pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Furnished

      herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By : /s/ Ross C. Provence

Ross C. Provence

President

Date 6/4/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By :  /s/ Ross C. Provence

Ross C. Provence

President

Date 6/4/04

By : Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date 6/4/04